POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of
Jay A. Snowden, Felicia Hendrix, and Harper Ko, signing singly, the undersigned's true
and lawful attorney-in-fact to:

(1) prepare, execute in the undersigned's name and on the undersigned's behalf, and submit
to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments
thereto, and any other documents necessary or appropriate to obtain codes and passwords
enabling the undersigned to make electronic filings with the SEC of reports required by the
Securities Exchange Act of 1934 (including, but not limited to, Section 16(a)
and the rules
thereunder), the Securities Act of 1933 (including, but not limited to, Rule 144 thereunder)
or any rule or regulation of the SEC;

(2) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of Penn National Gaming, Inc., a Pennsylvania corporation (the
"Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and
the rules thereunder, Form 144 in accordance with Rule 144 of the Securities Act of 1933 and
any other forms or reports (including amendments thereto) the undersigned may be required to
file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company;

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary
or desirable to complete and execute any such Form 3, 4, or 5, Form 144 or other form or report
(including amendments thereto), and timely file such form, schedule or report with the SEC and
any stock exchange or similar authority; and

(4) take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by such attorney-in-fact
on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain
such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform
any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any
of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might
or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request
of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities
to comply with Section 16 of the Securities Exchange Act of 1934 and rules thereunder, Rule 144 of the Securities
Act of 1933.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5, and Form 144 (including amendments thereto)
with respect to the
undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked
by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this day of 21st of April, 2021.

/s/ Peter M.Carlino
______________________
Signature

Peter M.Carlino
_______________________
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